UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2017

SP Plus Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702
(Address of principal executive offices and zip code)

(312) 274 - 2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement

On May 10, 2017, Kohlberg CPC Rep, L.L.C. and 2929 CPC Holdco, LLC (together, the “Selling Stockholders”) consummated the sale of an aggregate of 3,600,000 shares (the “Firm Shares”) of the common stock, par value $0.001 per share (“Common Stock”), of  SP Plus Corporation (the “Company”) in an underwritten public offering (the “Offering”), as contemplated by the Underwriting Agreement (as defined herein).  In connection with the Offering, on May 10, 2017, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Selling Stockholders, the Company and Morgan Stanley & Co. LLC (the “Underwriter”). Pursuant to the Underwriting Agreement, the Selling Stockholders agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Selling Stockholders, the Firm Shares at a price per share of $29.20, subject to the terms and conditions of the Underwriting Agreement. The Underwriting Agreement provides the Underwriter with a 30-day option to purchase up to an aggregate of 540,000 additional shares of Common Stock from the Selling Stockholders, at the price of $29.20 per share.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities. The closing of the Offering is expected to take place on May 16, 2017, subject to the satisfaction of customary closing conditions.

The Offering is being made only by means of a prospectus.  A shelf registration statement (including a prospectus) on Form S-3 (File No. 333-187680) relating to the offering of shares of Common Stock by the Selling Stockholders was previously filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 2, 2015, and a final prospectus supplement relating to the Offering, dated May 12, 2017, was filed by the Company with the SEC on May 12, 2017.

The description of the Underwriting Agreement set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits

Exhibit 1.1                                     Underwriting Agreement, dated May 10, 2017, among Morgan Stanley & Co. LLC, SP Plus Corporation, Kohlberg CPC Rep, L.L.C. and 2929 CPC Holdco, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP Plus Corporation

Date: May 12, 2017
/s/ Vance C. Johnston
Vance C. Johnston
Chief Financial Officer and Treasurer